Waddell & Reed Advisors Accumulative Fund

Summary Prospectus   |   October 29, 2010

Share Class (Ticker):    Class A Shares (UNACX), Class B Shares (WAABX), Class C Shares (WAACX), Class Y Shares (WAAYX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.waddell.com/prospectus. You can also get this information at no cost by calling 888.WADDELL or by sending an e-mail request to request@waddell.com. You can also get this information from your investment provider. The Fund’s prospectus and SAI dated October 29, 2010 are incorporated herein by reference.

Objectives

To provide capital growth, with current income as a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Ivy Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 72 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 95 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	[1]	5.00%	[1]	1.00%	[1]	None
Redemption fee/exchange fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%		2.00%		2.00%		2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.69%	0.69%	0.69%	0.69%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.29%	0.70%	0.57%	0.21%
Total Annual Fund Operating Expenses	1.23%	2.39%	2.26%	0.90%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is imposed on purchases of $1 million or more at net asset value (NAV) of Class A shares that are redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$693	$943	$1,212	$1,978
Class B Shares	642	1,045	1,375	2,437
Class C Shares	229	706	1,210	2,595
Class Y Shares	92	287	498	1,108

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$693	$943	$1,212	$1,978
Class B Shares	242	745	1,275	2,437
Class C Shares	229	706	1,210	2,595
Class Y Shares	92	287	498	1,108

Waddell & Reed Advisors Funds

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

Waddell & Reed Advisors Accumulative Fund invests primarily in common stocks of companies that Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, considers to be high in quality and attractive in their long-term investment potential. Although the Fund typically invests in large cap companies (typically, companies with capitalizations of at least $10 billion), it may invest in companies of any size, and of any industry, in order to achieve its primary objective of capital growth. The Fund may emphasize a blend of value and growth potential in selecting stocks. Value stocks are those that WRIMCO believes are currently selling below their true worth. A stock has growth potential if, in WRIMCO’s opinion, the earnings of the company are likely to grow faster than the economy.

WRIMCO’s investment philosophy for the Fund is a blend between bottom-up fundamental stock and sector analysis, coupled with a top-down macroeconomic perspective that WRIMCO uses to guide it in its selection of industries and sector weightings.

WRIMCO attempts to select securities with growth potential by looking at many factors that may include: stability and predictability of earnings growth; acceleration of earnings and/or revenue; improvement in profitability and market share; and sustainable generation of cashflows from operations.

Generally, in determining whether to sell a security, WRIMCO considers many factors, that may include: changes in economic or market factors in general or with respect to a particular industry; changes in the market trends or other factors affecting an individual security; and changes in the relative market performance or appreciation possibilities offered by individual securities. WRIMCO also may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objectives. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■	Large Company Risk. A Fund with holdings of large capitalization company securities may underperform the market as a whole.

■	Management Risk. Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

■

Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of WRIMCO, undervalued. The value of a security believed by WRIMCO to be undervalued may never reach what is believed to be its full value, or such security’s value may decrease.

Waddell & Reed Advisors Funds

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and a Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s updated performance.

In the period shown in the chart, the highest quarterly return was 16.03% (the second quarter of 2009) and the lowest quarterly return was -24.85% (the fourth quarter of 2008). The Class A return for the year through September 30, 2010 was 3.55%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 Years
Class A
Return Before Taxes	18.40%	0.28%	0.19%
Return After Taxes on Distributions	18.32%	0.23%	-1.13%
Return After Taxes on Distributions and Sale of Fund Shares	12.08%	0.25%	-0.34%
Class B
Return Before Taxes	19.92%	0.14%	-0.34%
Class C
Return Before Taxes	24.18%	0.43%	-0.25%
Class Y
Return Before Taxes	25.88%	1.73%	1.04%
Indexes
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.96%
Lipper Multi-Cap Core Funds Universe Average (net of fees and expenses)	32.00%	0.90%	1.45%

Investment Adviser

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Barry M. Ogden, Senior Vice President of WRIMCO, has managed the Fund since April 2004.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your broker-dealer or financial adviser (all share classes), by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s servicing agent, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 888.WADDELL; Class Y: 800.532.2783), fax (800.532.2749), or internet (www.waddell.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

Waddell & Reed Advisors Funds

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class Y:
Please check with your individual selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

WRSUM-UNACX

Waddell & Reed Advisors Funds